UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2025

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17130 N. Dallas Parkway, Suite 240 Dallas, Texas	75248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2025, Mango DAT, LLC (“Mango DAT”), a wholly owned subsidiary of Mangoceuticals, Inc. (the “Company”) and Cube Operations LLC (“Cube”) entered into a Master Services Agreement (the “Agreement”). Pursuant to the Agreement, Cube is providing Mango DAT access to Cube’s proprietary platform (www.cube.exchange) (including any supporting services thereto), enabling Mango DAT to securely store, manage and administer its holdings of digital assets by using the platform’s MPC Wallet. Cube may at its sole discretion also make additional services and/or software features available to Mango DAT.

Pursuant to the Agreement, Cube will have sole responsibility and authority with respect to the discretionary asset management of Solana tokens that Mango DAT plans to purchase.

In addition, on December 17th, Mango DAT and Cube signed an Order Form (the “Order Form”) whereby Mango DAT agreed to pay Cube a tiered monthly management fee based on assets under management and a two percent (2%) annual management fee based on the initial deposit of Solana tokens and then the 30-day average NAV of the Solana tokens. Mango DAT will pay a minimum monthly management fee of $2,500.

Pursuant to the Order Form, Mango DAT has the right to buy other assets that would be managed by Cube pursuant to the Agreement and the Order Form.

The foregoing description of the Agreement and the Order Form is not complete and is qualified in its entirety by reference to the full text of the Agreement and the Order Form, copies of which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On December 19, 2025, the Company issued a press release announcing Mango DAT’s entrance into the Agreement with Cube. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Master Services Agreement by and between Mango DAT, LLC and Cube Operations LLC, dated as of December 17, 2025
10.2	Order Form by and between Mango DAT, LLC and Cube Operations LLC, dated as of December 17, 2025
99.1	Press release dated December 19, 2025 announcing the Master Services Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: December 19, 2025	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer